UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 January 5, 2004
                                 ---------------
                Date of Report (Date of earliest event reported)


                              DIGITAL IMPACT, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         000-27787                                94-3286913
         ----------                               ----------
   (Commission File No.)              (IRS Employer Identification Number)


                                 177 Bovet Road
                           San Mateo, California 94402
                           ---------------------------
                    (Address of principal executive offices)


                                 (650) 356-3400
                                  -------------
              (Registrant's telephone number, including area code)


                                      N.A.
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.       Financial Statements and Exhibits.
              ----------------------------------

              (c) Exhibits.
                  ---------

Exhibit
Number                 Description
--------               -------------------

99.1                   Press Release issued January 5, 2004.


Item 12.      Results of Operations and Financial Condition.
              ---------------------------------------------

On January 5, 2004, Digital Impact reaffirmed its quarterly financial forecasts for the fiscal third quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Digital Impact, Inc.


  Dated: January 7, 2004                By:  /s/ David Oppenheimer
                                             -----------------------
                                             David Oppenheimer
                                             Senior Vice President, Finance and
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                 Description
--------               ---------------------------

99.1                   Press Release issued January 5, 2004